UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 27, 2006
                                                 -------------------------------

                Morgan Stanley ABS Capital I Inc. Trust 2006-HE6
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                        (Exact name of issuing entity)

                        Morgan Stanley ABS Capital I Inc.
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            (Exact name of depositor as specified in its charter)

                      Morgan Stanley Mortgage Capital Inc.
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             (Exact name of sponsor as specified in its charter)

           Delaware                333-130694-11                   13-3939229
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(State or other jurisdiction       (Commission                  (IRS Employer
of incorporation of depositor)     File Number                  Identification
                                of issuing entity)             No. of depositor)

   1585 Broadway, New York, New York                              10036
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(Address of principal executive offices                  (Zip Code of depositor)
            of depositor

Registrant's telephone number, including area code        (212) 761-4000
                                                   -----------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      On September 27, 2006, Morgan Stanley ABS Capital I Inc. (the "Depositor") caused the issuance of the Morgan Stanley ABS Capital I Inc. Trust 2006-HE6 Mortgage Pass-Through Certificates, Series 2006-HE6 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of September 1 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, Wells Fargo Bank, National Association, as a servicer and a custodian, New Century Mortgage Corporation, as a servicer, Countrywide Home Loans Servicing LP, as a servicer, NC Capital Corporation, as a responsible party, WMC Mortgage Corp., as a responsible party, Decision One Mortgage Company, LLC, as a responsible party, LaSalle Bank National Association, as a custodian and Deutsche Bank National Trust Company, as trustee. The Class A-1, Class A-2fpt, Class A-2a, Class A-2b, Class A-2c, Class A-2d, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $1,429,051,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co") and Countrywide Securities Corporation (together with MS&Co., the "Underwriters") pursuant to an Underwriting Agreement, dated as of September 21, 2006, by and between the Depositor and the Underwriters.

      The Class X and Class P Certificates were sold to Morgan Stanley Mortgage Capital Inc. (the "Sponsor") on September 27, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act, as part of the consideration for the sale of the mortgage loans from the Sponsor to the Depositor.

      The Class R Certificates were sold to MS&Co. on September 27, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act. The net proceeds of the sale of the Class X, Class P and Class R Certificates were applied to the purchase of the mortgage loans from the Sponsor.

      Attached as exhibits are certain other agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.      Financial Statements, Pro Forma Financial Information and
                Exhibits.

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated September 21, 2006, among the Depositor and the Underwriters.

Exhibit 4 Pooling and Servicing Agreement, dated as of September 1, 2006, by and among the Depositor, as depositor, Wells Fargo Bank, National Association, as a servicer and a custodian, New Century Mortgage Corporation, as a servicer, Countrywide Home Loans Servicing LP, as a servicer, NC Capital Corporation, as a responsible party, WMC Mortgage Corp., as a responsible party, Decision One Mortgage Company, LLC, as a responsible party, LaSalle Bank National Association, as a custodian and Deutsche Bank National Trust Company, as trustee.

Exhibit 10.1 The Fourth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of May 1, 2006, by and between WMC and the Sponsor (included as Exhibit O to Exhibit 4).

Exhibit 10.2 The Fourth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of May 1, 2006, by and between Decision One and the Sponsor (included as Exhibit P to Exhibit
               4).

Exhibit 10.3 The Sixth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of May 1, 2006, by and between NC Capital and the Sponsor (included as Exhibit Q to Exhibit 4).

Exhibit 10.4 ISDA Master Agreement, dated as of September 27, 2006, by and between Morgan Stanley Capital Services Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as part of Exhibit W to Exhibit 4).

Exhibit 10.5 Schedule to the Master Agreement, dated as of September 27, 2006, by and between Morgan Stanley Capital Services Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as part of Exhibit W to Exhibit 4).

Exhibit 10.6 Credit Support Annex, dated September 27, 2006, by and between Morgan Stanley Capital Services Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as part of Exhibit W to Exhibit 4).

Exhibit 10.7 Confirmation, dated September 27, 2006, by and between Morgan Stanley Capital Services Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as part of Exhibit W to Exhibit 4).

Exhibit 10.8 Guarantee, dated September 27, 2006, by Morgan Stanley (included as part of Exhibit W to Exhibit 4).

Exhibit 10.9 Countrywide Amendment Regulation AB, dated as of January 26, 2006, by and among Countrywide Home Loans, Inc., Countrywide Home Loans Servicing LP and the Sponsor (included as part of Exhibit AA to Exhibit 4).

Exhibit 10.10 Representations and Warranties Agreement, dated as of September 27, 2006, by and between the Depositor and the Sponsor (included as part of Exhibit BB to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 12, 2006                    MORGAN STANLEY ABS CAPITAL I INC.

                                          By: /s/ Steven Shapiro
                                              ----------------------------
                                              Name: Steven Shapiro
                                              Title: Managing Director

                              INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.           Description                                 Electronic (E)

1                     Underwriting Agreement, dated               (E)
                      September 27, 2006, among the
                      Depositor and the Underwriters.

4                     Pooling and Servicing Agreement,            (E)
                      dated as of September 1, 2006, by and
                      among the Depositor, as depositor,
                      Wells Fargo Bank, National
                      Association, as a servicer and a
                      custodian, New Century Mortgage
                      Corporation, as a servicer,
                      Countrywide Home Loans Servicing LP,
                      as a servicer, NC Capital
                      Corporation, as a responsible party,
                      WMC Mortgage Corp., as a responsible
                      party, Decision One Mortgage Company,
                      LLC, as a responsible party, LaSalle
                      Bank National Association, as a
                      custodian and Deutsche Bank National
                      Trust Company, as trustee

10.1                  The Fourth Amended and Restated             (E)
                      Mortgage Loan Purchase and Warranties
                      Agreement, dated as of May 1, 2006,
                      by and between WMC and the Sponsor
                      (included as Exhibit O to Exhibit 4).

10.2                  The Fourth Amended and Restated             (E)
                      Mortgage Loan Purchase and Warranties
                      Agreement, dated as of May 1, 2006,
                      by and between Decision One and the
                      Sponsor (included as Exhibit P to
                      Exhibit 4).

10.3                  The Sixth Amended and Restated              (E)
                      Mortgage Loan Purchase and Warranties
                      Agreement, dated as of May 1, 2006,
                      by and between NC Capital and the
                      Sponsor, (included as Exhibit Q to
                      Exhibit 4).

10.4                  ISDA Master Agreement, dated as of          (E)
                      September 27, 2006, by and between
                      Morgan Stanley Capital Services Inc.,
                      the swap provider, and Deutsche Bank
                      National Trust Company, the trustee
                      (included as part of Exhibit W to
                      Exhibit 4).

10.5                  Schedule to the Master Agreement,           (E)
                      dated as of September 27, 2006, by
                      and between Morgan Stanley Capital
                      Services Inc., the swap provider, and
                      Deutsche Bank National Trust Company,
                      the trustee (included as part of
                      Exhibit W to Exhibit 4).

10.6                  Credit Support Annex, dated September 27,   (E)
                      2006, by and between Morgan Stanley
                      Capital Services Inc., the swap provider, and Deutsche Bank National Trust
                      Company, the trustee (included as
                      part of Exhibit W to Exhibit 4).

10.7                  Confirmation, dated September 27, 2006,     (E)
                      by and between Morgan Stanley Capital
                      Services Inc., the swap provider,
                      and Deutsche Bank National Trust
                      Company, the trustee (included as
                      part of Exhibit W to Exhibit 4).

10.8                  Guarantee, dated September 27, 2006,        (E)
                      by Morgan Stanley (included as
                      part of Exhibit W to Exhibit 4).

10.9                  Countrywide Amendment Regulation AB,        (E)
                      dated as of January 26, 2006, by and
                      among Countrywide Home Loans, Inc.,
                      Countrywide Home Loans Servicing LP
                      and the Sponsor (included as part of
                      Exhibit AA to Exhibit 4).

10.10                 Representations and Warranties              (E)
                      Agreement, dated as of September 27,
                      2006, by and between the Depositor
                      and the Sponsor (included as part of
                      Exhibit BB to Exhibit 4).